                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    ---------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):          March 14, 2005


                                LIGHTBRIDGE, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                 000-21319                      04-3065140
(State or Other Jurisdiction     (Commission                   (IRS Employer
     of Incorporation)           File Number)                Identification No.)


30 Corporate Drive, Burlington, MA                                  01803
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:          (781) 359-4000


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On March 14, 2005, the Compensation Committee of the Board of Directors of Lightbridge, Inc. ("Lightbridge" or the "Company") approved individual management goals ("MBOs") for 2005 for Robert Donahue, its President and Chief Executive Officer, under his Employment Agreement dated January 7, 2005. The MBOs set forth criteria to be used to determine Mr. Donahue's eligibility for a bonus in respect of the year 2005. The foregoing description of the MBOs does not purport to be complete and is qualified in its entirety by the terms and conditions of the MBOs, which are included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On March 17, 2005, Lightbridge issued a press release announcing changes to the Company's previously announced unaudited financial results for the quarter and year ended December 31, 2004 contained in the Company's press release dated January 27, 2005 and the unaudited segment financial information for 2003 and 2004 in the Company's Current Report on Form 8-K dated February 4, 2005. The changes result from a change in the Company's accounting for operating leases. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

      The audited financial statements contained in the Company's Form 10-K for the year ended December 31, 2004, which the Company filed on March 17, 2005, reflect the change in accounting treatment. The press release included as
Exhibit 99.1 contains revised unaudited financial results for the quarter and year ended December 31, 2004. Item 8.08 below contains revised unaudited segment financial information for 2003 and 2004.


ITEM 8.01 OTHER EVENTS

      On March 17, 2005, the Company provided the following revised historical financial information for its changed operating segments.

LIGHTBRIDGE, INC. AND SUBSIDIARIES
UNAUDITED SEGMENT FINANCIAL INFORMATION

(IN THOUSANDS, EXCEPT PERCENTAGE AMOUNTS)


                                  QUARTER ENDED DECEMBER 31, 2004             YEAR ENDED DECEMBER 31, 2004
                                 ----------------------------------        ----------------------------------
                                 AS PREVIOUSLY                             AS PREVIOUSLY
                                    REPORTED            AS ADJUSTED           REPORTED           AS ADJUSTED
                                 -------------         ------------        -------------        -------------
Revenues:
     TDS                           $  19,279            $  19,279            $  88,297            $  88,297
     Payment Processing                9,859                9,859               26,836               26,836
     INS                               3,334                3,334               17,540               17,540
     Instant Conferencing                 --                   --                  382                  382
                                   ---------            ---------            ---------            ---------

     Total revenues                $  32,472            $  32,472            $ 133,055            $ 133,055
                                   =========            =========            =========            =========
Gross Profit (loss):
     TDS                           $   7,242            $   6,971            $  37,291            $  37,020
     Payment Processing                7,452                7,435               19,597               19,580
     INS                               1,542                1,540                8,792                8,790
     Instant Conferencing               (356)                (356)                (225)                (225)
                                   ---------            ---------            ---------            ---------
     Total gross margin            $  15,880            $  15,590            $  65,455            $  65,165
                                   =========            =========            =========            =========

Gross Profit (loss)%
     TDS                                37.6%                36.2%                42.2%                41.9%
     Payment Processing                 75.6%                75.4%                73.0%                73.0%
     INS                                46.3%                46.2%                50.1%                50.1%
     Instant Conferencing                N/A                  N/A                -58.9%               -58.9%
                                   ---------            ---------            ---------            ---------
Total gross margin                      48.9%                48.0%                49.2%                49.0%
                                   =========            =========            =========            =========

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

            10.1        2005 MBOs for Robert Donahue

            99.1 Press Release dated March 17, 2005 entitled "Lightbridge Announces Revised Fourth Quarter and Year End 2004 Financial Results in Light of Recent Lease Accounting Clarification by SEC"

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               LIGHTBRIDGE, INC.



Date: March 17, 2005                    By: /s/ Eugene J. DiDonato
                                            ------------------------------------
                                            Eugene J. DiDonato
                                            Vice President and
                                            General Counsel